UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 16, 2004

POINTE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA	0-24433	65-0451402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21845 Powerline Road, Boca Raton, FL 33433

(Address of Principal Executive Office) (Zip Code)

(561) 368-6300

(Registrant's telephone number, including area code)

(Not Applicable)

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit

Description

99.1

Press Release issued on January 16, 2004.

Item 9.  Regulation Fd Disclosure.

The press release regarding the Fourth Quarter 2003 dividend attached as Exhibit 99.1 was issued by the Company on January 16, 2004.

Item 12.  Disclosure Of Results Of Operations And Financial Condition.

The press release regarding the Fourth Quarter 2003 dividend attached as Exhibit 99.1 was issued by the Company on January 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINTE FINANCIAL CORPORATION

By:

BRADLEY R. MEREDITH

Name:

Bradley R. Meredith

Title:

Chief Financial Officer

(Principal Financial and

Accounting Officer)

Dated:  January 20, 2004

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

99.1

Press Release issued on January 16, 2004.